Prospectus supplement	July 27, 2011

Putnam VT Income Fund Prospectuses dated April 30, 2011

The subsection Your fund’s management in the Fund summary or Fund summaries section and the section Who oversees and manages the fund? or Who oversees and manages the funds? are supplemented to reflect that the fund’s portfolio managers are now Michael Salm, Daniel Choquette, Brett Kozlowski, Kevin Murphy, and Raman Srivastava.

Mr. Choquette joined the fund in 2011. From 2002 to present, he has been employed by Putnam Investment Management, LLC (Putnam Management), currently as a Portfolio Manager and previously as an Investment Strategist and Mortgage Specialist.

Mr. Kozlowski joined the fund in 2011. From 2008 to present, he has been employed by Putnam Management, currently as a Portfolio Manager and previously as a Structured Credit Specialist. From 2006 to 2008, he was employed by Fidelity Investments, most recently as a Portfolio Manager.

Mr. Salm currently is Co-Head of Fixed Income, and Messrs. Murphy and Srivastava are currently Portfolio Managers. Additional information regarding Messrs. Salm, Murphy and Srivastava, including their business experience during the past five years, is set forth in the prospectus.

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